PROTECTIVE LIFE CORPORATION							DRAFT
Quarterly Financial Highlights
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008
Pretax Operating Income *

Life Marketing	$37,834	$39,974	$46,098	$46,449	$38,127	$103,114	$84,576
Acquisitions	30,814	30,375	35,809	33,576	34,514	63,063	68,090
Annuities	6,669	6,436	4,340	2,489	9,487	12,275	11,976
Stable Value Contracts	12,355	13,107	12,583	16,216	17,545	24,541	33,761
Asset Protection	11,522	9,905	10,048	9,852	6,664	21,606	16,516
Corporate & Other	(1,300)	2,342	(6,236)	(29,973)	(2,093)	477	(32,066)
Total Pretax Operating Income	$97,894	$102,139	$102,642	$78,609	$104,244	$225,076	$182,853

Balance Sheet Data

Total GAAP Assets	$40,237,283	$41,461,169	$41,786,041	$41,749,006	$42,636,077
ShareOwners' Equity	$2,293,542	$2,405,623	$2,456,761	$2,163,860	$2,081,742
ShareOwners' Equity (excluding accumulated other comprehensive income) **	$2,432,674	$2,491,334	$2,537,290	$2,543,808	$2,567,964

Stock Data

Closing Price	$47.81	$42.44	$41.02	$40.56	$38.05	$47.81	$38.05
Average Shares Outstanding
Basic	71,074,976	71,074,619	71,076,532	71,080,703	71,116,961	71,046,489	71,098,832
Diluted	71,490,467	71,467,009	71,467,783	71,453,824	71,442,599	71,488,786	71,448,211

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Shareowners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Shareowners' equity" is a GAAP financial measure to which
"Shareowners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Shareowners' equity excluding accumulated other comprehensive income" to "Shareowners' equity".

PROTECTIVE LIFE CORPORATION							DRAFT
GAAP Consolidated Statement of Income
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008
REVENUES
Gross Premiums and Policy Fees	$691,165	$676,500	$702,341	$662,404	$678,873	$1,348,182	$1,341,277
Reinsurance Ceded	(422,766)	(368,878)	(438,043)	(371,072)	(423,774)	(793,763)	(794,846)
Net Premiums and Policy Fees	268,399	307,622	264,298	291,332	255,099	554,419	546,431
Net investment income	410,436	428,792	421,024	408,465	438,941	826,118	847,406
RIGL - Derivatives	76,281	(37,467)	(28,054)	(1,657)	65,087	73,990	63,430
RIGL - All Other Investments	(66,609)	43,114	18,803	(28,045)	(112,411)	(53,315)	(140,456)
Other income	57,452	51,874	49,239	45,509	47,983	131,244	93,492
Total Revenues	745,959	793,935	725,310	715,604	694,699	1,532,456	1,410,303

BENEFITS & EXPENSES
Benefits and settlement expenses	458,949	504,905	462,068	494,676	470,344	926,734	965,020
Amortization of deferred policy acquisition costs and value of businesses acquired	78,036	73,863	71,991	68,370	71,450	154,416	139,820
Other operating expenses	80,130	70,663	61,178	65,068	60,268	165,268	125,336
Interest on indebtedness - subsidiaries	12,441	22,524	20,448	17,233	18,557	21,169	35,790
Interest on indebtedness - holding company - other debt	5,561	5,162	6,322	7,267	7,200	11,298	14,467
Interest on indebtedness - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,401	18,802	18,802
Total Benefits and Expenses	644,518	686,518	631,408	662,015	637,220	1,297,687	1,299,235

INCOME BEFORE INCOME TAX	101,441	107,417	93,902	53,589	57,479	234,769	111,068
Income tax expense	36,336	34,425	33,016	17,707	19,295	79,081	37,002
Discontinued Operations	0	0	0	0	0	0	0
NET INCOME	$65,105	$72,992	$60,886	$35,882	$38,184	$155,688	$74,066

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.88	$0.97	$0.93	$0.73	$0.96
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.68	(0.34)	(0.24)	0.04	0.59
RIGL - All Other Investments, net of participating income	(0.65)	0.39	0.16	(0.27)	(1.02)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.91	$1.02	$0.85	$0.50	$0.53
Average shares outstanding-diluted	71,490,467	71,467,009	71,467,783	71,453,824	71,442,599
Dividends paid	$0.225	$0.225	$0.225	$0.225	$0.235

PER SHARE DATA FOR YTD
Operating income-diluted *	$2.09	$3.06	$3.99	$0.73	$1.69	$2.09	$1.69
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.65	0.31	0.07	0.04	0.63	0.65	0.63
RIGL - All Other Investments, net of participating income	(0.56)	(0.17)	(0.01)	(0.27)	(1.28)	(0.56)	(1.28)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$2.18	$3.20	$4.05	$0.50	$1.04	$2.18	$1.04
Average shares outstanding-diluted	71,488,786	71,481,471	71,478,021	71,453,824	71,448,211	71,488,786	71,448,211
Dividends paid	$0.440	$0.665	$0.890	$0.225	$0.460	$0.440	$0.460

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION				DRAFT
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
	2007	2007	2007	2008	2008
ASSETS
Fixed maturities	$21,459,631	$22,278,777	$23,389,069	$23,167,901	$24,097,693
Equity securities	68,540	73,237	117,037	289,307	357,672
Mortgage loans	4,119,350	4,193,776	3,284,326	3,377,397	3,523,121
Investment real estate	12,067	9,735	8,026	7,975	7,834
Policy loans	819,387	816,958	818,280	813,107	805,105
Other long-term investments	185,958	183,667	185,892	193,364	222,770
Long-term investments	26,664,933	27,556,150	27,802,630	27,849,051	29,014,195
Short-term investments	809,957	1,105,393	1,236,443	1,121,138	839,973
Total investments	27,474,890	28,661,543	29,039,073	28,970,189	29,854,168
Cash	361,129	175,420	146,152	117,933	107,367
Accrued investment income	284,181	277,696	291,734	281,396	294,908
Accounts and premiums receivable	206,857	234,351	87,883	118,533	139,123
Reinsurance receivable	4,881,638	4,956,979	5,089,100	5,287,241	5,203,089
Deferred policy acquisition costs and value of businesses acquired	3,391,650	3,393,961	3,400,493	3,499,271	3,629,243
Goodwill	114,717	118,032	117,366	116,481	116,307
Property and equipment, net	43,328	42,510	42,795	42,027	40,924
Other assets	155,102	162,930	144,296	156,486	163,752
Income Tax Receivable	50,102	128,143	165,741	148,342	120,248
Assets Related to Separate Accounts
Variable Annuity	2,929,160	2,955,534	2,910,606	2,686,752	2,641,203
Variable Universal Life	344,529	354,070	350,802	324,355	325,745

TOTAL ASSETS	$40,237,283	$41,461,169	$41,786,041	$41,749,006	$42,636,077

PROTECTIVE LIFE CORPORATION			DRAFT
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
LIABILITIES	2007	2007	2007	2008	2008
Policy liabilities and accruals
Future policy benefits and claims	$15,644,544	$15,898,097	$16,249,495	$16,728,276	$16,772,722
Unearned premiums	1,093,468	1,131,611	1,179,812	1,188,886	1,222,142
Stable value product deposits	4,806,721	4,988,787	5,046,463	5,207,936	5,442,022
Annuity deposits	8,786,272	8,882,935	8,708,383	8,726,137	8,886,520
Other policyholders' funds	372,299	353,301	307,950	350,779	405,653
Securities sold under repurchase agreements	312,000	144,200	0	0	360,000
Other liabilities	1,357,877	1,310,059	1,189,206	1,116,630	1,306,493
Accrued income taxes	0	0	0	0	0
Deferred income taxes	312,154	439,495	512,156	361,038	317,531
Non-recourse funding obligations	600,000	1,175,000	1,375,000	1,375,000	1,375,000
Debt	444,852	482,852	559,852	579,852	559,852
Liabilities related to variable interest entities	400,000	400,000	400,000	400,000	400,000
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Minority interest - subsidiaries	15,122	14,862	14,812	14,762	14,709
Liabilities related to separate accounts
Variable annuity	2,929,160	2,955,534	2,910,606	2,686,752	2,641,203
Variable universal life	344,529	354,070	350,802	324,355	325,745
TOTAL LIABILITIES	37,943,741	39,055,546	39,329,280	39,585,146	$40,554,335

SHAREOWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in-capital	442,504	443,912	444,765	446,191	447,914
Treasury stock	(11,181)	(11,140)	(11,140)	(27,998)	(27,334)
Cumulative Effect Adjustments	2,146	2,146	2,146	3,616	3,616
Unallocated ESOP shares	(852)	(852)	(852)	(474)	(474)
Retained earnings	1,963,431	2,020,642	2,065,745	2,085,847	2,107,616
Accumulated other comprehensive income	(139,132)	(85,711)	(80,529)	(379,948)	(486,222)

Total Shareowners' Equity	2,293,542	2,405,623	2,456,761	2,163,860	2,081,742

TOTAL LIABILITIES AND EQUITY	$40,237,283	$41,461,169	$41,786,041	$41,749,006	$42,636,077

SHAREOWNERS' EQUITY PER SHARE
Total Shareowners' Equity	$32.70	$34.29	$35.02	$30.99	$29.80
Less: Accumulated other comprehensive income	(1.98)	(1.23)	(1.15)	(5.44)	(6.96)
Excluding accumulated other comprehensive income *	$34.68	$35.52	$36.17	$36.43	$36.76

Total Shareowners' Equity	$2,293,542	$2,405,623	$2,456,761	$2,163,860	$2,081,742
Less: Accumulated other comprehensive income	(139,132)	(85,711)	(80,529)	(379,948)	(486,222)
Share-owners' Equity (excluding accumulated other comprehensive income) *	$2,432,674	$2,491,334	$2,537,290	$2,543,808	$2,567,964

Common shares outstanding	70,140,728	70,147,926	70,149,062	69,829,037	69,864,518
Treasury Stock shares	3,111,232	3,104,034	3,102,898	3,422,923	3,387,442

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION							DRAFT
Calculation of Operating Earnings Per Share
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008

CALCULATION OF NET INCOME PER SHARE

Net income	$65,105	$72,992	$60,886	$35,882	$38,184	$155,688	$74,066

Average shares outstanding-basic	71,074,976	71,074,619	71,076,532	71,080,703	71,116,961	71,046,489	71,098,832
Average shares outstanding-diluted	71,490,467	71,467,009	71,467,783	71,453,824	71,442,599	71,488,786	71,448,211

Net income per share-basic	$0.92	$1.03	$0.85	$0.50	$0.54	$2.19	$1.04
Net income per share-diluted	$0.91	$1.02	$0.85	$0.50	$0.53	$2.18	$1.04

Income from continuing operations	$65,105	$72,992	$60,886	$35,882	$38,184	$155,688	$74,066
EPS (basic)	$0.92	$1.03	$0.85	$0.50	$0.54	$2.19	$1.04
EPS (diluted)	$0.91	$1.02	$0.85	$0.50	$0.53	$2.18	$1.04

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$76,281	$(37,467)	$(28,054)	$(1,657)	$65,087	$73,990	$63,430
Derivative Gains related to Corporate Debt and Investments	(237)	(132)	(195)	(484)	(1,786)	(494)	(2,270)
Derivative Gains related to Annuities	(1,351)	(193)	1,866	6,240	1,850	(1,605)	8,090
RIGL - All Other Investments, net of participating income	(70,316)	43,114	18,803	(28,045)	(112,411)	(60,172)	(140,456)
Related amortization of DAC & VOBA	(830)	(44)	(1,160)	(1,074)	495	(2,026)	(579)
	3,547	5,278	(8,740)	(25,020)	(46,765)	9,693	(71,785)
Tax effect	(1,242)	(1,847)	3,059	8,757	16,368	(3,393)	25,125
	$2,305	$3,431	$(5,681)	$(16,263)	$(30,397)	$6,300	$(46,660)

RIGL - Derivatives per share-diluted	$0.68	$(0.34)	$(0.24)	$0.04	$0.59	$0.65	$0.63
RIGL - All Other Investments per share-diluted	$(0.65)	$0.39	$0.16	$(0.27)	$(1.02)	$(0.56)	$(1.28)

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.91	$1.02	$0.85	$0.50	$0.53	$2.18	$1.04
Discontinued operations	-	-	-	-	-	-	-
RIGL - Derivatives per share-diluted	0.68	(0.34)	(0.24)	0.04	0.59	0.65	0.63
RIGL - All Other Investments, net of participating income per share-diluted	(0.65)	0.39	0.16	(0.27)	(1.02)	(0.56)	(1.28)
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.88	$0.97	$0.93	$0.73	$0.96	$2.09	$1.69

NET OPERATING INCOME *

Net income	$65,105	$72,992	$60,886	$35,882	$38,184	$155,688	$74,066
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	48,551	(24,565)	(17,149)	2,664	42,349	46,729	45,013
Less: RIGL - All Other Investments net of tax, amortization, and participating income	(46,245)	27,996	11,468	(18,927)	(72,746)	(40,429)	(91,673)
Net operating income	$62,799	$69,561	$66,567	$52,145	$68,581	$149,388	$120,726

PRETAX OPERATING INCOME **

Income before income tax and discontinued operations	$101,441	$107,417	$93,902	$53,589	$57,479	$234,769	$111,068
Less: RIGL - Derivatives	76,281	(37,467)	(28,054)	(1,657)	65,087	73,990	63,430
Less: Derivative gains related to corporate debt, investments & annuities	(1,588)	(325)	1,671	5,756	64	(2,099)	5,820
Less: RIGL - All Other Investments, net of participating income	(70,316)	43,114	18,803	(28,045)	(112,411)	(60,172)	(140,456)
Less: Related amortization of DAC & VOBA	(830)	(44)	(1,160)	(1,074)	495	(2,026)	(579)
Pretax operating income	$97,894	$102,139	$102,642	$78,609	$104,244	$225,076	$182,853

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION					DRAFT
Invested Asset Summary
(Dollars in millions)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
	2007	2007	2007	2008	2008
Total Portfolio

Fixed Income	$21,459.6	$22,278.8	$23,389.1	$23,167.9	$24,097.7
Mortgage Loans	4,119.3	4,193.8	3,284.3	3,377.4	3,523.1
Real Estate	12.1	9.7	8.0	8.0	7.8
Equities	68.5	73.2	117.0	289.3	357.7
Policy Loans	819.4	817.0	818.3	813.1	805.1
Short Term Investments	810.0	1,105.4	1,236.4	1,121.1	840.0
Other Long Term Investments	186.0	183.6	185.9	193.4	222.8
Total Invested Assets	$27,474.9	$28,661.5	$29,039.0	$28,970.2	$29,854.2

Fixed Income

Corporate Bonds	$10,972.0	$11,474.8	$11,778.6	$11,978.3	$12,607.8
Residential Mortgage Backed Securities*	8,004.5	8,597.5	7,040.4	6,216.0	6,587.1
Commercial Mortgage Backed Securities*			1,481.3	1,232.7	1,206.3
Asset Backed Securities*			842.2	1,486.1	1,316.5
US Govt Bonds	570.8	260.4	321.8	317.7	313.3
Public Utilities	1,820.3	1,853.8	1,836.1	1,874.1	2,035.1
States, Municipals and Political Subdivisions	91.7	92.0	88.4	62.9	31.5
Preferred Securities	0.1	0.1	0.1	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.0	0.0
Total Fixed Income Portfolio	$21,459.6	$22,278.8	$23,389.1	$23,167.9	$24,097.7

Fixed Income - Quality

AAA	42.5%	42.3%	43.4%	42.2%	40.9%
AA	8.5%	9.5%	8.8%	8.2%	7.3%
A	19.8%	18.5%	18.5%	17.8%	18.1%
BBB	26.7%	26.6%	25.7%	27.0%	28.4%
BB or Lower	2.5%	3.1%	3.6%	4.8%	5.3%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	65.9%	66.4%	64.8%	64.5%	64.4%
Apartments	11.6%	10.2%	10.5%	10.8%	10.6%
Office Buildings	12.8%	13.0%	13.8%	13.8%	13.8%
Warehouses	7.6%	8.2%	8.1%	8.0%	8.3%
Miscellaneous	2.1%	2.2%	2.8%	2.9%	2.9%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$-	$-	$7.5	$7.4	$-
90 Days Past Due	-	21.6	-	-	7.4
Renegotiated Loans	2.1	2.1	-	-	-
Foreclosed Real Estate	-	-	-	-	-
	$2.1	$23.7	$7.5	$7.4	$7.4

Trading Portfolio Composition (excl. Modco Trading
Portfolio)

Asset Class
AAA	$194.4	$191.1	$186.6	$182.3	$192.4
AA	20.0	31.7	31.4	16.6	17.1
A	56.3	46.1	56.8	62.4	58.1
BBB	132.8	137.8	136.7	153.7	153.9
BB	5.0	5.0	-	-	-
B	-	-	-	-	-
Short term investments	4.2	6.2	15.0	17.6	2.0
Swaps	6.7	3.2	(4.7)	(13.9)	(5.7)
Total	$419.4	$421.1	$421.8	$418.7	$417.8

* Prior to 4th quarter 2007, Residential Mortgage Backed, Commercial Mortgage Backed, and Asset Backed Securities were included in Residential
Mortgage Backed Securities.

PROTECTIVE LIFE CORPORATION				DRAFT
Life Marketing and Acquisitions - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$361,624	$360,450	$385,268	$358,783	$377,807	$707,309	$736,590
Reinsurance Ceded	(239,702)	(203,285)	(262,649)	(207,865)	(255,739)	(447,316)	(463,604)
Net Premiums and Policy Fees	121,922	157,165	122,619	150,918	122,068	259,993	272,986
Net investment income	82,291	79,437	82,287	84,956	86,989	163,394	171,945
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	30,992	27,514	28,485	25,045	26,010	82,357	51,055
Total Revenues	235,205	264,116	233,391	260,919	235,067	505,744	495,986

BENEFITS & EXPENSES
Benefits and settlement expenses	152,147	182,010	151,577	177,778	161,861	301,476	339,639
Amortization of deferred policy acquisition costs and value of businesses acquired	25,564	27,807	24,025	26,923	27,234	54,262	54,157
Other operating expenses	19,660	14,325	11,691	9,769	7,845	46,892	17,614
Total Benefits and Expenses	197,371	224,142	187,293	214,470	196,940	402,630	411,410

INCOME BEFORE INCOME TAX	$37,834	$39,974	$46,098	$46,449	$38,127	$103,114	$84,576

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$214,465	$198,381	$203,370	$191,492	$193,516	$408,946	$385,008
Reinsurance Ceded	(137,371)	(122,347)	(132,582)	(115,763)	(125,079)	(255,612)	(240,842)
Net Premiums and Policy Fees	77,094	76,034	70,788	75,729	68,437	153,334	144,166
Net investment income	145,263	143,342	141,374	136,213	134,482	294,249	270,695
RIGL - Derivatives	71,782	(38,782)	(22,675)	28,590	46,499	68,079	75,089
RIGL - All Other Investments	(69,216)	38,431	20,080	(36,318)	(50,323)	(61,283)	(86,641)
Other income	2,525	2,405	2,284	1,421	1,847	4,773	3,268
Total Revenues	227,448	221,430	211,851	205,635	200,942	459,152	406,577

BENEFITS & EXPENSES
Benefits and settlement expenses	158,284	162,460	151,323	154,420	142,801	320,188	297,221
Amortization of deferred policy acquisition costs and value of businesses acquired	19,977	18,435	20,273	19,596	19,977	40,531	39,573
Other operating expenses	16,584	10,772	7,478	6,865	6,939	29,957	13,804
Total Benefits and Expenses	194,845	191,667	179,074	180,881	169,717	390,676	350,598

INCOME BEFORE INCOME TAX	32,603	29,763	32,777	24,754	31,225	68,476	55,979

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	71,782	(38,782)	(22,675)	28,590	46,499	68,079	75,089
Less: RIGL - All Other Investments	(69,216)	38,341	20,080	(36,318)	(50,323)	(61,283)	(86,641)
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	777	261	437	1,094	(535)	1,383	559

PRETAX OPERATING INCOME	$30,814	$30,375	$35,809	$33,576	$34,514	$63,063	$68,090

PROTECTIVE LIFE CORPORATION							DRAFT
Life Marketing and Annuities Data
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008
LIFE MARKETING

SALES BY PRODUCT
Term	$43,955	$36,326	$31,544	$27,008	$26,881	$77,447	$53,889
U/L	18,515	24,761	18,290	14,663	12,581	32,712	27,244
VUL	2,181	1,826	1,850	1,604	1,679	4,009	3,283
Total	$64,651	$62,913	$51,684	$43,275	$41,141	$114,168	$84,416

SALES BY DISTRIBUTION
Brokerage general agents	$41,210	$35,919	$31,250	$24,396	$23,545	$71,089	$47,941
Independent agents	10,629	11,461	8,843	8,852	9,331	18,957	18,183
Stockbrokers/banks	9,452	9,651	8,760	8,447	7,307	17,945	15,754
Direct Response & BOLI	3,360	5,882	2,831	1,580	958	6,177	2,538
Total	$64,651	$62,913	$51,684	$43,275	$41,141	$114,168	$84,416

ANNUITIES

SALES
Variable Annuity	$123,263	$147,275	$122,962	$92,792	$115,448	$202,245	$208,240
Immediate Annuity	61,517	58,292	103,115	225,759	41,731	115,521	267,490
Single Premium Deferred Annuity	114,326	130,293	65,016	81,891	185,468	184,186	267,359
Market Value Adjusted Annuity	121,839	170,122	116,472	208,423	205,866	226,715	414,289
Equity Indexed Annuity	7,872	4,987	3,900	3,175	3,723	15,323	6,898
Total	$428,817	$510,969	$411,465	$612,040	$552,236	$743,990	$1,164,276

PRETAX OPERATING INCOME
Variable Annuity	$5,114	$3,565	$5,828	$4,068	$5,436	$9,787	$9,504
Fixed Annuity	1,555	2,871	(1,488)	(1,579)	4,051	2,488	2,472
Total	$6,669	$6,436	$4,340	$2,489	$9,487	$12,275	$11,976

DEPOSIT BALANCE
VA Fixed Annuity	$214,966	$234,950	$214,220	$190,968	$201,171
VA Separate Account Annuity	2,725,302	2,750,591	2,706,239	2,501,975	2,464,467
Sub-total	2,940,268	2,985,541	2,920,459	2,692,943	2,665,638
Fixed Annuity	4,164,402	4,468,045	4,682,912	5,114,313	5,443,137
Total	$7,104,670	$7,453,586	$7,603,371	$7,807,256	$8,108,775

PROTECTIVE LIFE CORPORATION				DRAFT
Annuities, Stable Value Contracts, and Asset Protection
Quarterly Earnings Trends (Dollars in thousands)
(Unaudited)
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008
ANNUITIES
REVENUES
Gross Premiums and Policy Fees	$8,633	$8,481	$8,787	$8,191	$8,449	$16,895	$16,640
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	8,633	8,481	8,787	8,191	8,449	16,895	16,640
Net investment income	64,890	69,313	72,244	77,286	85,007	125,751	162,293
RIGL - Derivatives	1,351	193	(1,866)	(6,240)	(1,850)	1,605	(8,090)
RIGL - All Other Investments	53	(266)	557	20	1,095	1,717	1,115
Other income	2,797	2,769	3,006	3,003	3,255	5,510	6,258
Total Revenues	77,724	80,490	82,728	82,260	95,956	151,478	178,216

BENEFITS & EXPENSES
Benefits and settlement expenses	56,101	62,731	65,429	67,416	71,842	112,050	139,258
Amortization of deferred policy acquisition costs and value of businesses acquired	9,909	5,022	7,626	5,901	7,239	15,037	13,140
Other operating expenses	5,045	6,350	5,499	6,414	6,333	11,042	12,747
Total Benefits and Expenses	71,055	74,103	78,554	79,731	85,414	138,129	165,145
INCOME BEFORE INCOME TAX	6,669	6,387	4,174	2,529	10,542	13,349	13,071

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	1,351	193	(1,866)	(6,240)	(1,850)	1,605	(8,090)
Add back: Derivative gains related to equity indexed annuities	1,351	193	(1,866)	(6,240)	(1,850)	1,605	(8,090)
Less: RIGL - All Other Investments	53	(266)	557	20	1,095	1,717	1,115
Add back: Related amortization of deferred policy acquisition costs	53	(217)	723	(20)	40	643	20

PRETAX OPERATING INCOME	$6,669	$6,436	$4,340	$2,489	$9,487	$12,275	$11,976

STABLE VALUE CONTRACTS
REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	-	-	-	-	-	-	-
Net investment income	71,478	73,501	76,121	78,361	77,747	150,579	156,108
RIGL - Derivatives	(104)	(148)	237	220	354	4,166	574
RIGL - All Other Investments	(479)	(185)	648	5,213	1,469	(3,324)	6,682
Other income	-	-	-	-	-	-	-
Total Revenues	70,895	73,168	77,006	83,794	79,570	151,421	163,364

BENEFITS & EXPENSES
Benefits and settlement expenses	57,097	58,340	61,304	59,929	57,485	121,816	117,414
Amortization of deferred policy acquisition costs and value of businesses acquired	987	985	1,059	1,067	1,095	2,155	2,162
Other operating expenses	1,039	1,069	1,175	1,149	1,622	2,067	2,771
Total Benefits and Expenses	59,123	60,394	63,538	62,145	60,202	126,038	122,347

INCOME BEFORE INCOME TAX	11,772	12,774	13,468	21,649	19,368	25,383	41,017

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(104)	(148)	237	220	354	4,166	574
Less: RIGL-All Other Investments	(479)	(185)	648	5,213	1,469	(3,324)	6,682

PRETAX OPERATING INCOME	$12,355	$13,107	$12,583	$16,216	$17,545	$24,541	$33,761

ASSET PROTECTION
REVENUES
Gross Premiums and Policy Fees	$97,985	$101,189	$96,518	$95,335	$91,110	$197,405	$186,445
Reinsurance Ceded	(45,689)	(43,244)	(42,808)	(47,443)	(42,954)	(90,827)	(90,397)
Net Premiums and Policy Fees	52,296	57,945	53,710	47,892	48,156	106,578	96,048
Net investment income	9,467	10,188	10,233	9,905	9,808	18,679	19,713
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	20,455	19,330	15,740	15,136	17,379	36,984	32,515
Total Revenues	82,218	87,463	79,683	72,933	75,343	162,241	148,276

BENEFITS & EXPENSES
Benefits and settlement expenses	26,113	30,779	24,105	24,766	27,662	51,928	52,428
Amortization of deferred policy acquisition costs and value of businesses acquired	21,464	21,291	18,822	14,332	15,341	42,167	29,673
Other operating expenses	23,119	25,488	26,708	23,983	25,676	46,540	49,659
Total Benefits and Expenses	70,696	77,558	69,635	63,081	68,679	140,635	131,760

INCOME BEFORE INCOME TAX	$11,522	$9,905	$10,048	$9,852	$6,664	$21,606	$16,516

PROTECTIVE LIFE CORPORATION							DRAFT
Stable Value Contracts and Asset Protection Data
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008
STABLE VALUE CONTRACTS

SALES
GIC	$75,000	$54,500	$800	$74,232	$11,113	$77,500	$85,345
GFA - Direct Institutional	0	0	182,179	0	425,000	-	425,000
GFA - Registered - Institutional	50,000	475,000	0	450,000	0	50,000	450,000
GFA - Registered - Retail	10,014	42,735	20,796	113,404	151,725	23,134	265,129
Total	$135,014	$572,235	$203,775	$637,636	$587,838	$150,634	$1,225,474

DEPOSIT BALANCE
Quarter End Balance	$4,806,721	$4,988,787	$5,046,463	$5,207,936	$5,442,022	$4,806,721	$5,442,022
Average Daily Balance	$4,780,565	$4,826,108	$4,964,733	$5,140,310	$5,139,017	$5,119,688	$5,139,290

OPERATING SPREAD	1.04%	1.09%	1.02%	1.26%	1.34%	0.98%	1.30%

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008
ASSET PROTECTION

SALES
Credit	$31,579	$27,686	$26,271	$22,790	$18,381	$59,661	$41,171
Service Contracts	90,588	96,189	79,772	71,663	82,199	165,395	153,862
Other	28,046	20,763	18,347	16,262	19,055	58,232	35,317
Total	$150,213	$144,638	$124,390	$110,715	$119,635	$283,288	$230,350

Note: The Asset Protection sales amounts relating to Service Contracts and Other lines for 2Q07 thru 3Q07 have been adjusted to provide a consistent presentation with 4Q07 and 2Q08.

PROTECTIVE LIFE CORPORATION							DRAFT
Corporate & Other Segment - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2007	2007	2007	2008	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$8,458	$7,999	$8,399	$8,603	$7,991	$17,627	$16,594
Reinsurance Ceded	(4)	(2)	(5)	(1)	(2)	(8)	(3)
Net Premiums and Policy Fees	8,454	7,997	8,394	8,602	7,989	17,619	16,591
Net investment income	37,047	53,011	38,765	21,744	44,908	73,466	66,652
RIGL - Derivatives	3,252	1,270	(3,751)	(24,227)	20,084	140	(4,143)
RIGL - All Other Investments	3,033	5,134	(2,482)	3,040	(64,652)	9,575	(61,612)
Other income	683	(144)	(276)	904	(508)	1,620	396
Total Revenues	52,469	67,268	40,650	10,063	7,821	102,420	17,884

BENEFITS & EXPENSES
Benefits and settlement expenses	9,207	8,585	8,330	10,367	8,693	19,276	19,060
Amortization of deferred policy acquisition costs and value of businesses acquired	135	323	186	551	564	264	1,115
Other operating expenses	42,086	49,746	44,798	50,789	47,011	80,039	97,800
Total Benefits and Expenses	51,428	58,654	53,314	61,707	56,268	99,579	117,975

INCOME BEFORE INCOME TAX	1,041	8,614	(12,664)	(51,644)	(48,447)	2,841	(100,091)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	3,252	1,270	(3,751)	(24,227)	20,084	140	(4,143)
Less: RIGL-All Other Investments, net of participating income	(674)	5,134	(2,482)	3,040	(64,652)	2,718	(61,612)
Add back: Derivative gains related to corporate debt and investments	237	132	195	484	1,786	494	2,270

PRETAX OPERATING INCOME	$(1,300)	$2,342	$(6,236)	$(29,973)	$(2,093)	$477	$(32,066)